UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                December 22, 2003

                                (Date of earliest
                                 event reported)



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  Commission File      Name of Registrant; State of Incorporation; Address of       IRS Employer
  Number               Principal Executive Offices; and Telephone Number            Identification Number
  ----------------     ---------------------------------------------------------    ------------------------
  1-16169              EXELON CORPORATION                                           23-2990190
                       (a Pennsylvania corporation)
                       10 South Dearborn Street - 37th Floor
                       P.O. Box 805379
                       Chicago, Illinois 60680-5379
                       (312) 394-7398
  333-85496            EXELON GENERATION COMPANY, LLC                               23-3064219
                       (a Pennsylvania limited liability company)
                       300 Exelon Way
                       Kennett Square, Pennsylvania 19348
                       (610) 765-6900


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



Item 5. Other Events


On December 22, 2003, Exelon Generation Company, LLC ("Generation") purchased British Energy's fifty percent interest in AmerGen Energy Company, LLC, consummating the $276.5 million transaction announced on October 3, 2003. As a result, Generation is now the sole owner of AmerGen Energy Company, LLC.

This combined Form 8-K is being filed separately by Exelon Corporation and Generation (each a "Registrant"). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION
                                            EXELON GENERATION COMPANY, LLC

                                            /s/  Robert S. Shapard
                                            -----------------------------
                                            Robert S. Shapard
                                            Executive Vice President and
                                            Chief Financial Officer
                                            Exelon Corporation



December 22, 2003